Exhibit 10.02
     ***CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
Video Processor Design License Agreement
     This Video Processor Design License Agreement (the “Agreement”) is made and entered into as of the Effective Date set forth on the signature page below, by and between Silicon Image, Inc., a Delaware corporation, with its principal place of business at 1060 East Arques Ave., Sunnyvale. CA 94085 (“SIMG”), and Sunplus Technology Co., Ltd., a Taiwanese corporation with its principal place of business at 19, Innovation First Road, Hsinchu Science Park, Taiwan 300, R.O.C. (“Sunplus”)
Recitals
     Whereas, each party desires to independently develop one or more integrated circuit products:
     Whereas, each party desires to grant the other a license to use certain technology, documentation, and intellectual property rights for various purposes, including the manufacture, marketing, selling, and distribution of integrated circuit products; and,
     Whereas, the parties are entering into that certain Video Processor Development, Marketing, and Sales Agreement, pursuant to which the parties will be cooperating in the development of video-processor products (such agreement, the “Partnership Agreement”),
     Now, therefore, the parties, in consideration of the mutual rights and obligations set forth herein, hereby agree as follows:
1.	Definitions.
     “Deficient” shall have the meaning set forth in Section 2.4.
     “Intellectual Property Rights” means patent rights (including patent applications and disclosures), continuations, continuations-in-part, rights of priority, copyright rights, moral rights, mask work rights, trade secret rights, know-how, and any other intellectual property or proprietary rights recognized in any country or jurisdiction in the world, now or hereafter existing, and whether or not filed, perfected or recorded.
     “SiI8500” means that certain videoprocessor product that, as of the Effective Date, has been developed, is being developed, or will be developed by Sunplus in accordance with the Partnership Agreement.
     “SIMG Deliverables” means the deliverables set forth and so identified in Exhibit E.

Confidential Information of the Parties
     “SIMG Licensed Subject Matter” means any and all SIMG Deliverables, collectively and individually and in whole and in part and excluding Third Party Components, that have been accepted by Sunplus in accordance with Section 3.
     “Standards Body” means an entity that (i) develops, coordinates, promulgates, revises, amends, updates, interprets, and/or otherwise maintains a technical standard and (ii) makes available licenses to such standard on a non-discriminatory basis.
     “Sunplus Deliverables” means the deliverables set forth and so identified in Exhibit E.
     “Sunplus Licensed Subject Matter” means any and all Sunplus Deliverables, collectively and individually and in whole and in part and excluding Third Party Components, that have been accepted by SIMG in accordance with Section 3.
     “Support and Maintenance Period” shall have the meaning set forth in Exhibit D.
     “Third Party Component” shall have the meaning set forth in Section 2.4.
2.	License Grants and Ownership.
     2.1 Sunplus Technology License. Subject to the terms and conditions set forth in Exhibit B, Sunplus hereby grants SIMG an irrevocable, perpetual, fully paid-up, royalty-free, unrestricted, worldwide license under all of Sunplus’ Intellectual Property Rights to:
          (a) use, modify, reproduce, and copy the Sunplus Licensed Subject Matter in any manner and in any format, in whole and/or part;
          (b) create, prepare, develop, make, have made, reproduce, and use derivative works and/or improvements of the Sunplus Licensed Subject Matter in any manner and in any format, in whole and/or part;
          (c) offer to sell, sell, import, license, distribute (through one or more tiers of distribution), and otherwise dispose of, on a stand-alone basis and/or in combination with other technology(ies) and/or other product(s), the Sunplus Licensed Subject Matter, in whole and/or part and/or derivative works and/or improvements of the Sunplus Licensed Subject Matter, in whole and/or part, in each case in any manner and in any format; and,
          (d) sublicense the rights set forth in subsections (a) through (d);
provided that such license shall become effective with respect to each portion of the Sunplus Licensed Subject Matter as of the date of the acceptance by SIMG of the applicable Sunplus Deliverable(s) in accordance with Section 3. Sunplus acknowledges and agrees that, subject to the terms and conditions set forth in Exhibit B, the foregoing license shall be construed to provide SIMG with a license to perform any and all activities involving the Sunplus Licensed Subject Matter that would otherwise infringe Sunplus’ Intellectual Property Rights worldwide.

Confidential Information of the Parties
     2.2 SIMG Technology License. Subject to the terms and conditions set forth in Exhibit B, SIMG hereby grants Sunplus an irrevocable, perpetual, fully paid-up, royalty-free, unrestricted, worldwide license under all of SIMG’s Intellectual Property Rights to:
          (a) use, modify, reproduce, and copy the SIMG Licensed Subject Matter in any manner and in any format, in whole and/or part;
          (b) create, prepare, develop, make, have made, reproduce, and use derivative works and/or improvements of the SIMG Licensed Subject Matter in any manner and in any format, in whole and/or part;
          (c) offer to sell, sell, import, license, distribute (through one or more tiers of distribution), and otherwise dispose of, on a stand-alone basis and/or in combination with other technology(ies) and/or other product(s), the SIMG Licensed Subject Matter, in whole and/or part and/or derivative works and/or improvements of the SIMG Licensed Subject Matter, in whole and/or part, in each case in any manner and in any format; and,
          (d) sublicense the rights set forth in subsections (a) through (d);
provided that such license shall become effective with respect to each portion of the SIMG Licensed Subject Matter as of the date of the acceptance by Sunplus of the applicable SIMG Deliverable(s) in accordance with Section 3. SIMG acknowledges and agrees that, subject to the terms and conditions set forth in Exhibit B, the foregoing license shall be construed to provide Sunplus with a license to perform any and all activities involving the SIMG Licensed Subject Matter that would otherwise infringe SIMG’s Intellectual Property Rights worldwide.
     2.3 Ownership. As between the parties, each party shall own any and all rights, title, and interest in and to the Licensed Subject Matter that it licenses to the other party and the Intellectual Property Rights contained therein, and nothing in this Agreement shall be construed to grant to either party any ownership right or interest, other than the licenses set forth herein, in or to the Licensed Subject Matter licensed to it by the other party and/or the Intellectual Property Rights contained therein. Except as expressly set forth in this Agreement, no other rights or licenses are granted by either party to the other, by implication, estoppel or otherwise. Notwithstanding the foregoing, to the extent that any new developments and/or inventions are (i) jointly created by the parties in the performance of the services set forth in Exhibit D, all Intellectual Property Rights therein shall be jointly owned by the parties, neither party having a duty to account to the other for the exploitation thereof, and/or (ii) created by either party alone in the performance of the services set forth in Exhibit D and such developments and/or inventions relate to the Licensed Subject Matter, all Intellectual Property Rights therein shall be owned by such party and the other party shall receive a license to such developments and/or inventions that is coextensive and coterminous with the license its received above to the owner’s Licensed Subject Matter (i.e., such developments and/or inventions shall be deemed to be Licensed Subject Matter).
     2.4 Third Party Intellectual Property Rights. Exhibit C sets forth a list of the third party components that are incorporated within and/or intellectual property rights of third parties that are necessary for the licensed use(s) of each party’s Licensed Subject Matter as delivered to

Confidential Information of the Parties
and accepted by the other party (each, solely to the extent listed in Exhibit C, a “Third Party Component”). Except as otherwise set forth in Exhibit C, each party is responsible for obtaining its own licenses to such Third Party Components. Each party shall provide prompt written notice to the other in the event that such party becomes aware that such list is incomplete and/or incorrect (“Deficient”), such notice to set forth the manner in which such list is Deficient. In the event that such list is Deficient as of the Effective Date and either party, at any time, becomes aware that such list is Deficient, the party responsible for the Deficiency (i.e., the party whose Licensed Subject Matter incorporates such component and/or requires such rights for its licensed use(s)) shall, at its sole expense, procure the necessary rights to correct such Deficiency without amending the list (i.e., the responsible party shall be fully liable for procuring such rights, at its sole expense, without materially restricting the rights of the other party hereunder). EXCEPT TO THE EXTENT THAT SUCH DEFICIENCY CONSTITUTES A BREACH OF THE WARRANTIES SET FORTH IN SECTION 6 (I.E., THE RESPONSIBLE PARTY HAD KNOWLEDGE OF SUCH DEFICIENCY AS OF THE EFFECTIVE DATE), THE FOREGOING OBLIGATION SHALL BE THE RESPONSIBLE PARTY’S SOLE LIABILITY AND THE OTHER PARTY’S SOLE REMEDY FOR SUCH DEFICIENCY.
2.5	Injunctive Relief.
          (a) During the five (5) year period following the Effective Date, in the event that either party is in breach of the licenses set forth in Sections 2.1 and 2.2 and/or any other provision contained in this Agreement, such party acknowledges and agrees that there may be no adequate remedy at law for such breach and that the other party (the “Offended Party”) may be entitled, in addition to money damages, to equitable relief, provided that the Offended Party may only seek such relief strictly in accordance with the following protocol:
          (i) the Offended Party shall provide the allegedly breaching party (the “Accused Party”) with prompt written notice of the alleged breach (such notice, the “Notice of Alleged Breach”);
          (ii) the Accused Party shall have thirty (30) days following its receipt of such Notice of Alleged Breach to either cure or deny such alleged breach;
          (iii) in the event that the Accused Party fails to either cure or deny such alleged breach within such thirty (30) day period, or if the parties disagree that such breach has occurred, members of each party’s senior management shall meet within sixty (60) days of the Accused Party receiving such Notice of Alleged Breach to discuss the alleged breach and negotiate in good faith a resolution to the alleged breach;
          (iv) in the event that the members of each party’s senior management fail to negotiate in good faith a resolution to the alleged breach within such sixty (60) day period, the parties shall submit the dispute to mediation by the American Arbitration Association (“AAA”), such mediation to conclude no later than ninety (90) following the Accused Party’s receipt of such Notice of Alleged Breach; and,
          (v) in the event that the parties fail to resolve the dispute by mediation within such ninety (90) day period, the Offended Party may file a lawsuit seeking damages and

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equitable relief, provided that in no event shall it be entitled to any equitable relief prior to the rendering of a final judgment upholding the Offended Party’s allegation of such breach (e.g., it shall not be entitled to preliminary injunctions, temporary restraining orders, etc.).
Each party hereby waives any right it may otherwise have to preliminary equitable relief (e.g., preliminary injunctions, temporary restraining orders, etc.) and/or any right it may otherwise have to seek such preliminary equitable relief, and except to the extent that it strictly complies with the foregoing protocol during such five (5) year period, each party hereby waives any right it may otherwise have to equitable relief of any kind and/or any right it may otherwise have to seek such equitable relief.
          (b) As of the fifth anniversary of the Effective Date, in the event that either party is in breach and/or allegedly in breach of the licenses set forth in this Section 2.1 and 2.2 and/or any other provision contained in this Agreement, the other party acknowledges and agrees that in no event shall it be entitled to any equitable relief of any kind (including preliminary equitable relief, equitable relief rendered after final judgment, injunctions of any kind, and/or any other prohibitions) that may in any way limit and/or interfere with the other party’s exercise of its irrevocable licenses set forth in Sections 2.1 and 2.2, and each party hereby waives any right it may otherwise have to any such equitable relief and/or any right it may otherwise have to seek such equitable relief.
3. Delivery and Acceptance. The delivery and acceptance of the parties’ respective Deliverables shall be performed by the parties in accordance with the process and criteria set forth in Exhibit A.
4. Support and Maintenance. The parties shall provide support, maintenance, and training services in accordance with the terms and conditions set forth in Exhibit D.
5.	Consideration.
5.1	Fees.
          (a) In consideration for the delivery of the Sunplus Deliverables and the granting of the associated licenses, SIMG will pay Sunplus USD 35,000,000 (exclusive of any taxes) in accordance with the following milestone schedule:
               (i) USD 10,000,000 shall be due upon the mutual execution of the Agreement and payable fourteen (14) days thereafter;
               (ii) USD 5,000,000 shall be due upon the completion of Milestone 4 as set forth in the Sunplus Delivery Schedule contained in Section 1 of Exhibit A (i.e., SIMG’s acknowledgment of the completion of the delivery by Sunplus of each and every Sunplus Deliverable) and payable sixty (60) days thereafter;
               (iii) USD 7,500,000 shall be due upon the completion of Milestone 5 as set forth in the Sunplus Delivery Schedule contained in Section 1 of Exhibit A (i.e., the acceptance by SIMG of each and every Sunplus Deliverable) and payable sixty (60) days thereafter;

Confidential Information of the Parties
               (iv) USD 5,000,000 shall be due upon the determination that, in accordance with Section 3.2 of the Partnership Agreement and using mutually agreed upon procedures, documentation, and check-lists, the SiI8500 complies with the applicable portions of the unamended Product Specifications (i.e., as it appears in the Partnership Agreement) and payable sixty (60) days thereafter; and,
               (v) USD 7,500,000 shall be due upon the earlier of (i) the parties’ mutual agreement that, in accordance with Section 3.4(b) of the Partnership Agreement and using mutually agreed upon release-to-production procedures, documentation, and check-lists, the SiI8500 complies with the mutually agreed upon RTP Specifications (as defined in the Partnership Agreement) and payable sixty (60) days thereafter or (ii) April 1, 2008 and payable sixty (60) days thereafter.
          (b) In consideration for the delivery of the SIMG Deliverables and the granting of the associated license, Sunplus will pay Silicon Image USD 5,000,000 (exclusive of any taxes), such amount to be due upon the completion of the delivery and acceptance of the SIMG Deliverables in accordance with Section 3 of the Agreement and payable sixty (60) days thereafter.
          (c) In consideration for the fulfillment of Sunplus’ support and maintenance obligations set forth in Section 4 of the Agreement, SIMG will pay Sunplus USD 5,000,000 (exclusive of any taxes) over the Support and Maintenance Period. Such amount shall be paid in equal installments on a quarterly basis over such period. Sunplus shall invoice SIMG for each such installment within the applicable quarter and SIMG shall pay such installment within sixty (60) days of its receipt of such invoice.
          (d) Except as expressly stated in this Agreement or otherwise mutually agreed in writing, each party will be solely responsible for and will pay any and all costs and expenses incurred by that party under this Agreement. Unless expressly provided otherwise in this Agreement (including any exhibit hereto), all amounts are stated in and are payable only in United States dollars in accordance with the due dates(s) specified above. Interest will accrue on any delinquent amounts (not paid by the specified due date) owed by one party to the other at a rate equal to one percent (1.0%) per month or the maximum rate permitted by applicable law, whichever is lower.
     5.2 Term Extension of Strategic Relationship Agreement. The parties will extend the term of that certain Strategic Relationship Agreement between the parties dated June 28. 2003 (currently scheduled to expire on June 28, 2007) to June 28, 2008.
6. Warranties.
     6.1 By SIMG. SWIG represents and warrants to Sunplus that (i) SIMG has full corporate power to enter this Agreement and to carry out its obligations hereunder, (ii) to the knowledge of SIMG at the time of delivery, its Deliverables and work product delivered hereunder to Sunplus do not infringe any third party Intellectual Property Right, (iii) to the knowledge of SIMG as of the Effective Date, the list set forth in Section 2.4 and Exhibit C is complete, correct, and not Deficient (as defined in Section 2.4), (iv) any and all services

Confidential Information of the Parties
provided by it hereunder, including but not limited to any and all support, training, and maintenance services, shall be provided in a professional and workmanlike manner, such manner to equal or exceed the industry standard, and (v) the SIMG Licensed Subject Matter shall comply with a mutually agreed upon technical specification.
     6.2 By Sunplus. Sunplus represents and warrants to SIMG that (i) the Sunplus Deliverables shall comprise, at a minimum, any and all technology and associated documentation included in and/or necessary to make operable a production version of the SiI8500 (i.e., a version of the SiI8500 that the parties, in accordance with Section 3.2 of the Partnership Agreement, have mutually agreed complies with the unamended Product Specifications (i.e., as it appears in the Partnership Agreement) as supplemented with a mutually agreed upon chip functional specification), including but not limited to any and all source code, schematics, and deliverables needed for the design, verification, and implementation of the SiI8500 as well as any and all related microcode, firmware, development tools, verification environments, emulation platforms and tools that are incorporated within and/or used by such integrated circuit, (ii) Sunplus has full corporate power to enter this Agreement and to carry out its obligations hereunder, (iii) to the knowledge of Sunplus at the time of delivery, its Deliverables and work product delivered hereunder to SIMG do not infringe any third party Intellectual Property Right, (iv) to the knowledge of Sunplus as of the Effective Date, the list set forth in Section 2.4 and Exhibit C is complete, correct, and not Deficient (as defined in Section 2.4), and (v) any and all services provided by it hereunder, including but not limited to any and all support, training, and maintenance services, shall be provided in a professional and workmanlike manner, such manner to equal or exceed the industry standard. In the event that Sunplus breaches the warranty set forth in (i) above, it shall in addition to all other remedies available to SIMG, immediately deliver to SIMG any and all materials required to place Sunplus in compliance with such warranty.
     6.3 Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.
7. Indemnification and Patent Cooperation.
     7.1 Intellectual Property Indemnification. For the seven (7) year period following the Effective Date, each party will, at its expense, defend, indemnify and hold the other party harmless from and against any liability, cost or expense (including reasonable attorneys’ fees and court costs) arising out of or resulting from any claim, suit or other proceeding in which it is alleged that the Licensed Subject Matter, in whole or part and excluding the Third Party Components, licensed hereunder to such other party infringes any Intellectual Property Rights of any third party, provided that the foregoing obligation shall be deemed null and void with respect to any Intellectual Property Rights of third party Standards Bodies established after the Effective Date. As a condition of such defense and indemnification, the indemnified party will provide the indemnifying party with prompt written notice of the claim and permit the indemnifying party to control the defense, settlement, adjustment or compromise of any such claim. The indemnifying party will have no obligations under this Section 7.1 to the extent that any such claim, suit or other proceeding arises from (i) modifications to the Licensed Subject Matter that were not

Confidential Information of the Parties
developed by or at the direction of the indemnifying party, (ii) use of the Licensed Subject Matter in combination with technology, software, data or equipment not provided by the indemnifying party, if the infringement would not have occurred but for such combination, or (iii) use of the Licensed Subject Matter after notice of any alleged or actual infringement from the indemnifying party or any appropriate authority. In the event that during such seven (7) year period, either party’s use of the Licensed Subject Matter licensed to it by the other party is, or in its opinion is likely to be, enjoined due to the type of claim specified in this Section 7.1, then the other party, at its sole option and expense, may (i) procure for the licensed party a license to continue using the Licensed Subject Matter in accordance with the terms of this Agreement, or (ii) modify the allegedly infringing item to avoid the infringement, without materially impairing the functionality of the Licensed Subject Matter.
     7.2 Breach of Warranty. Each party hereby agrees to indemnify and hold harmless the other party, its officers, directors, employees from any and all claims, losses, liabilities, damages, expenses, and costs (including attorneys’ fees and court costs) arising from any and all breaches by it of the warranties set forth in Section 6.
     7.3 Sole Remedy. THE FOREGOING, IN ADDITION TO THE REMEDIES SET FORTH IN SECTIONS 2.4 AND 6.2, ARE EACH PARTY’S SOLE AND EXCLUSIVE OBLIGATIONS, AND THE OTHER PARTY’S SOLE AND EXCLUSIVE REMEDIES, WITH RESPECT TO A BREACH OF ITS WARRANTIES SET FORTH IN SECTION 6 AND/OR INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS OF ANY KIND.
     7.4 Patent Cooperation. In the event that during the seven (7) year period following the Effective Date one or more third party(s) (each a “Claimant”) claims or files suit and/or initiates any other proceeding against either party (the “Defendant”) in which it alleges that the Licensed Subject Matter, excluding the Third Party Components, licensed hereunder from the other party (the “Licensor”) infringes one or more patents owned by or exclusively licensed to Claimant, then Defendant shall notify Licensor in writing of the identity of Claimant and the substance of the allegation of infringement or of the proceeding initiated against Defendant. The parties shall then work in good faith to determine whether there is a basis for forming a good faith belief that the Claimant is infringing one or more of Licensor’s patents (“Licensor’s Patents”). In the event that the parties disagree that there is a basis for forming such a belief, the parties shall submit the matter to a third party arbiter mutually agreed upon by the parties (e.g., a respected and qualified law firm) in order to make such a determination. In the event that the parties agree in writing that there is a basis for forming such a belief or if such third party arbiter determines in writing that there is a basis for forming such a belief, Defendant shall have the option, upon written notice to Licensor, to institute a lawsuit against the Claimant for infringement of the Licensor Patents at its own expense, in which event Defendant will be entitled to control such lawsuit and to receive one hundred percent (100%) of any damages, settlement or other monies (including royalties) recovered as a result of such lawsuit, provided however, that (i) neither party shall settle such lawsuit without the advance written consent of the other party to the terms of the settlement, which consent will not be unreasonably withheld, (ii) neither party shall have the right to grant Claimant a license or covenant not to sue under the Licensor Patents, but Licensor shall do so to the extent a license or covenant not to sue forms a term of a settlement to which the parties have consented, and (iii) Licensor may elect to have

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counsel of its own choosing participate at Licensor’s expense in such lawsuit and may at its option elect to assume control over any portion of the lawsuit involving a challenge to the validity of any of the Licensor Patents, Licensor agrees to join as a plaintiff in any lawsuit instituted by Defendant in accordance with this Section 7.4 to the extent required to secure jurisdiction for such lawsuit. Notwithstanding the foregoing, in no event shall Licensor be compelled under this Section 7.4 to (i) breach any covenants-not-to-sue that it has agreed upon in writing with Claimant prior to the date of such claim, suit, or other proceeding and/or (ii) materially damage any significant business relationship that it has established with Claimant prior to the date of such claim, suit, or other proceeding, provided that Licensor shall bear the burden of proving the existence of either or both of the foregoing exceptions. Furthermore, as of the date Licensor receives notice from Defendant of such claim, suit, or other proceeding, it shall not for the duration of any determinations and/or legal actions occurring under this Section 7,4 grant Claimant a license to and/or under the Licensor’s Patents and/or assign one or more of the Licensor’s Patents to Claimant without the express written consent of Defendant.
8. Confidential Information.
     8.1 Definition. “Confidential Information” means (i) the source code portions of the other party’s Deliverables and/or Licensed Subject Matter, and (ii) any business or technical information of Sunplus or SIMG, including without limitation any information relating to Sunplus’ or SIMG’s product plans, designs; costs, product prices and names, finances, marketing plans, business opportunities, personnel, research, development or know-how that is designated in writing by the disclosing party as “confidential” or “proprietary” at the time of disclosure or, if orally disclosed, is reduced to writing by the disclosing party within thirty (30) days of such disclosure.
     8.2 Exclusions. Confidential Information will not include information that: (i) is in or enters the public domain other than through the fault of the receiving party; (ii) was demonstrably in possession of the receiving party prior to first receiving it from the disclosing party; (iii) is developed by the receiving party independently without use of or access to Confidential Information of the disclosing party; (iv) is obtained by the receiving party from a third party without restriction on disclosure and without breach of a nondisclosure obligation; or (v) is disclosed with the prior written consent of the disclosing party.
     8.3 Use and Disclosure Restrictions. Each party will use the other party’s Confidential Information only as reasonably required to exercise its rights and perform its obligations under this Agreement. For a period of seven (7) years from the Effective Date (the “Confidentiality Period”) and except as otherwise set forth herein, each party will refrain from disclosing the other party’s Confidential Information to any third party except to employees and consultants as is reasonably required in connection with the exercise of its rights and obligations under this Agreement (and only subject to binding use and disclosure restrictions at least as protective as those set forth herein executed in writing by such employees and consultants). During the Confidentiality Period, each party will take all reasonable measures to maintain the confidentiality of all such Confidential Information, but not less than the measures it uses for its Confidential Information of similar importance. However, each party may disclose Confidential Information of the other party: (i) pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided that the party subject to such order gives

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reasonable notice to the other party to contest such order or requirement; and (ii) on a confidential basis to legal or financial advisors. Notwithstanding anything to the contrary in this Agreement, Sunplus acknowledges and agrees that it consents to and will not contest SIMG’s disclosure of the existence and specific terms and conditions of this Agreement to the United States Securities and Exchange Commission (SEC) in association with SIMG’s filing of an 8-K report of unscheduled material events with the SEC.
     8.4 Residuals. Each party agrees that notwithstanding anything to the contrary contained herein, nothing in this Agreement shall limit or restrict the other party from using and/or implementing in the ordinary course of its business any and all Residuals provided, derived and/or developed in whole or in part by or on behalf of such other party, and. except as provided by the party’s pre-existing and/or independently developed Intellectual Property Rights, such other party shall not be limited or restricted with respect to any such Residuals. For purposes of this Agreement, “Residuals” means ideas, concepts, or technology contained in information retained in the unaided memory of a party’s employees with access to the Confidential Information of the other party, but does not include any such ideas, concepts, or technology deliberately memorized.
9. Limitations of Liability.
     9.1 EXCLUSION OF DAMAGES. EXCEPT FOR WILLFUL AND INTENTIONAL BREACHES OF SECTIONS 6 AND/OR 8 AND/OR DAMAGES ARISING FROM WILLFULLY AND INTENTIONALLY OMITTING AN APPLICABLE STANDARDS BODY AND/OR ASSOCIATED STANDARD FROM THE LIST OF THIRD PARTY COMPONENTS SET FORTH IN EXHIBIT C, IN NO EVENT WILL EITHER PARTY BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, EVEN IF INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.
     9.2 TOTAL LIABILITY. EXCEPT FOR (I) THE INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 7.2 TO THE EXTENT THAT SUCH OBLIGATIONS ARISE FROM WILLFUL AND INTENTIONAL BREACHES OF THE WARRANTIES SET FORTH IN SECTION 6: (II) DAMAGES ARISING FROM WILLFUL AND INTENTIONAL BREACHES OF SECTIONS 2 (INCLUDING BUT NOT LIMITED TO SECTION 2.5), 6, AND 8; AND, (III) INDEMNIFICATION OBLIGATIONS AND/OR DAMAGES ARISING FROM WILLFULLY AND INTENTIONALLY OMITTING AN APPLICABLE STANDARDS BODY AND/OR ASSOCIATED STANDARD FROM THE LIST OF THIRD PARTY COMPONENTS SET FORTH IN EXHIBIT C: OVER, BEYOND, AND IN ADDITION TO ANY AND ALL PAYMENT OBLIGATIONS HEREUNDER, IN NO

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***CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
EVENT WILL A GIVEN PARTY’S TOTAL LIABILITY UNDER OR ARISING OUT OF THIS AGREEMENT EXCEED THE AMOUNTS RECEIVED BY IT HEREUNDER, PROVIDED THAT SUNPLUS’ TOTAL LIABILITY UNDER OR ARISING OUT OF SECTION 7.1 SHALL EXCEED [***] DOLLARS (USD [***]).
     9.3 BASIS OF BARGAIN. THE LIMITATIONS OF LIABILITY SET FORTH IN THIS SECTION WERE AND ARE AN EXPRESS PART OF THE BARGAIN BETWEEN THE PARTIES AND WERE THE BASIS FOR THE DETERMINATION OF THE FEES SET FORTH HEREIN.
10. Term and Termination.
     10.1 Term. This Agreement will commence on the Effective Date and will continue in full force and effect until terminated in accordance with the terms of this Agreement.
     10.2 Termination for Cause. Each party will have the right to terminate this Agreement if: (i) the other party breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days after written notice; (ii) the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; or (iii) the other party becomes the subject of an involuntary petition in bankruptcy or any Involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing.
     10.3 Nonexclusive Remedy. Termination of this Agreement by either party will be a nonexclusive remedy for breach and will be without prejudice to any other right or remedy of such party.
     10.4 No Damages for Termination. Neither party will be liable to the other for damages of any type solely as a result of terminating this Agreement in accordance with its terms.
     10.5 Survival. Upon termination or expiration of this Agreement for any reason, Sections 1, 2.1 through 2.3, 2.5, 6, 7, 8, 9, 10.3 through 10.5, and 11 will survive.
11. Miscellaneous.
     11.1 Governing Law and Disputes. This Agreement will be governed by and construed in accordance with the laws of the State of California without regard to or application of conflicts of law rules or principles, and expressly excluding the United Nations Convention on Contracts for the International Sale of Goods. Any legal action arising under this Agreement will

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be brought solely in the federal or state courts of the Northern District of California, and both parties hereby irrevocably consent to the exclusive jurisdiction and venue thereof.
     11.2 Compliance with Laws. Each party agrees to comply in all material respects with all applicable laws, rules, and regulations in connection with its activities under this Agreement.
     11.3 Export Administration Act and Related Laws. Each party shall be responsible for being knowledgeable as to all laws, regulations, and requirements regarding the export, re-export, transfer, diversion, release and/or import of the Licensed Subject Matter and any other items (whether tangible or intangible, including without limitation commodities, software, technology, and technical data) that such party may receive or access under this Agreement, including without limitation the Deliverables. Each party, at its cost, agrees to conduct all activities and obligations under this Agreement in conformity with such laws, regulations and requirements. In addition, each party understands and agrees that the Licensed Subject Matter and Deliverables shall not, in the absence of authorization by United States and local law and regulations, as required, be used by or exported or re-exported to (i) any United States sanctioned or embargoed country, or to foreign nationals or residents of such countries; or (ii) any person, entity, organization or other party identified on the United States Department of Commerce’s Denied Persons or Entity Lists, the United States Department of Treasury’s Specially Designated Nationals or Blocked Persons Lists, or the Department of State’s Debarred Parties List, as published and revised from time to time; (iii) any party engaged in nuclear, chemical/biological weapons or missile proliferation activities; or (iv) any party for use in the design, development, or production of rocket systems or unmanned air vehicles. Each party warrants and represents that it is not (i) a person, entity, organization or other party identified on the United States Department of Commerce’s Denied Persons or Entity List, the United States Department of Treasury’s Specially Designated Nationals or Blocked Persons Lists, or the Department of State’s Debarred Parties List, as published and revised from time to time.
     11.4 Severability. If for any reason a court of competent jurisdiction finds any provision of this Agreement invalid or unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible and the other provisions of this Agreement will remain in full force and effect.
     11.5 Assignment. Except as explicitly set forth herein, neither party may assign its rights or delegate its obligations under this Agreement, in whole or in part, without the other’s prior written consent. Any attempted assignment or delegation, including by operation of law, without such consent, will be void and constitute a material breach of this Agreement. Subject to the foregoing. the rights and obligations of the parties will bind and inure to the benefit of the parties’ respective successors and permitted assigns. Notwithstanding the’ foregoing, each party may assign this Agreement in its entirety without such consent (i) to the controlling or merged entity the event that such party experiences a change of control, (ii) to the purchaser in the event of a sale of all or substantially all of such party’s assets, and/or (in) to the purchaser upon the sale of a business unit, division, and/or product line(s) associated with this Agreement, where “control” means the power, whether through the ownership of stock, by contract, or otherwise, to elect or appoint 50% or more of the members of the board of directors of an entity or, in the

Confidential Information of the Parties
absence of a board of directors, 50% or more of the persons constituting a governing body of such entity exercising similar functions.
     11.6 Waiver and Modification. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment or other modification of any provision of this Agreement will be effective only if in writing and signed by duly authorized representatives of the parties.
     11.7 Notices. All notices, consents and other communications required or permitted to be given under this Agreement will be in writing and delivered by confirmed facsimile transmission, by courier or overnight delivery service, or by certified mail, and in each instance will be deemed given upon receipt. All notices, consents and communications will be sent to the addresses set forth below or to such other address as may be specified by either party to the other in accordance with this section.

To Sunplus:	To SIMG:
Sunplus Technology Co., Ltd.	Silicon Image, Inc.
19, Innovation First Road,	1060 East Arques Ave.
Hsinchu Science Park,	Sunnyvale, California 94085
Taiwan 300, R.O.C.	Attn: Legal Counsel
Attn: Legal Department
     11.8 Relationship of Parties. The parties to this Agreement are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise, or agency between the parties. Neither party will have the power to bind the other or incur obligations on the other’s behalf without the other’s prior written consent.
     11.9 No Third Party Beneficiaries. Unless otherwise expressly provided, no provisions of this Agreement are intended or will be construed to confer upon or give to any person or entity other than SIMG and Sunplus any rights, remedies or other benefits under or by reason of this Agreement.
     11.10 Entire Agreement. This Agreement and its Exhibits are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior and contemporaneous agreements, communications, and understandings (both written and oral) regarding such subject matter, In the event of a conflict between this Agreement and its Exhibits, the Agreement shall supersede the Exhibits to the extent of such conflict.
     11.11 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument.
THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

     WHEREOF, the parties have caused this Agreement to be executed as of February 5, 2007 (“Effective Date”) by their duly authorized representatives.

Silicon Image, Inc.		Sunplus Technology Co., Ltd.

By:	/s/ Steve Tirado	By:	/s/ Chou-Chye Huang

Name:	Steve Tirado	Name:	Chou-Chye Huang

Title:	CEO	Title:	CEO

Date Signed:	2/5/07	Date Signed:	2/6/07

Exhibit A
Delivery and Acceptance of Sunplus Deliverables
1. Delivery and Acceptance Schedule.
Sunplus Delivery Schedule

Milestone
Number	Date	Milestone

1	2/5/07	Effective Date

2	2/19/07	delivery by Sunplus of preliminary Deliverables (SiI8500) (as of 2/10/07) source versions of the following: RTL, test bench, implementation, and software drivers, as well as any associated documents)

3	5/5/07	delivery by Sunplus of all Deliverables

4	5/19/07(or conclusion of Extension Period)	confirmation by SIMG that all Deliverables received

5	n/a	confirmation by SIMG that all Deliverables comply with Acceptance Criteria
Acceptance Protocol for Sunplus Deliverables:
1. Upon the delivery of the Sunplus Deliverables in accordance with Milestone 3, SIMG shall determine, in its sole discretion, which shall not unreasonably be withheld or delayed, whether all such Deliverables have been received. In order to complete such determination in a timely manner, Sunplus shall upon SIMG’s request dispatch the appropriate engineers to SIMG facilities for purposes of supporting SIMG in such determination. In the event that SIMG determines that all Deliverables have not been received, it shall notify Sunplus of the incomplete delivery. Sunplus shall then use good faith efforts to complete the delivery and SIMG shall then have two additional weeks (the “Extension Period”) to determine, in its sole discretion, which shall not unreasonably be withheld or delayed; whether all such Deliverables have been received. This process shall repeat and continue until SIMG has determined that all such Deliverables have been received and Milestone 4 has been completed. In the event that SIMG fails to provide such a notice by May 19, 2007 or fails to provide such a notice by the end of a given Extension Period, the Deliverables shall be deemed completely received and Milestone 4 completed.
2. Upon the delivery of the Sunplus Deliverables in accordance with Milestone 3, SIMG shall determine, in its sole discretion, which shall not unreasonably be withheld or delayed, whether all such Deliverables comply with the Acceptance Criteria set forth below. In the event that SIMG determines that all Deliverables do not comply with the

Confidential Information of the Parties
Acceptance Criteria, it shall provide a list to Sunplus of those Deliverables that comply with the Acceptance Criteria (and are therefore accepted) and those Deliverables that do not comply with the Acceptance Criteria. Sunplus shall then use good faith efforts to correct and/or complete the non-complying Deliverables such that they comply with the Acceptance Criteria and redeliver such Deliverables to SIMG. SIMG shall then determine, in its sole discretion, which shall not unreasonably be withheld or delayed, whether all such Deliverables comply with the Acceptance Criteria. This process shall repeat and continue until SIMG has determined that all Deliverables comply with the Acceptance Criteria and Milestone 5 has been completed.
SIMG Delivery Schedule and Acceptance Protocol for SIMG Deliverables: To be negotiated in good faith by the parties.
2. Acceptance Criteria.
(a) Acceptance Criteria for Sunplus Deliverables.
(a) SIMG shall review the Sunplus Deliverables to confirm receipt of each Deliverable set forth in Exhibit E.
(b) SIMG shall test each Deliverable to determine whether such Deliverable complies with the amended Product Specification as it appears in the Partnership Agreement) as supplemented with a mutually agreed upon product functional specification, such testing to include but not be limited to internal simulation, complete emulation, system validation of the hardware Deliverables and with respect to software Deliverables, whether such Deliverables have been ported, tested and hardware-software co-verified as needed to go to meet the foregoing specification.
(c) SIMG shall review all documentation Deliverables to determine whether such Deliverables comply the documentation criteria set forth in Exhibit E.
(b) Acceptance Criteria for SIMG Deliverables. To be negotiated in good faith by the parties.

***CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
Exhibit B
License Restrictions
A. RESTRICTIONS ON LICENSE GRANT TO SIMG (SECTION 2.1)
1.	YEARS 1-7
(a) For the seven (7) year period following the Effective Date and subject to the [***] guidelines set forth in Section A.4 below (the “[***] Guidelines”), SIMG’s rights set forth in Sections 2.1 (a) through (c) of the Agreement may be exercised only in connection with any one or more of the following: (i) one or more integrated circuit designs and/or circuit board designs containing the Sunplus Licensed Subject Matter, (ii) one or more finished and/or unfinished integrated circuits and/or circuit boards containing the Sunplus Licensed Subject Matter, and/or (iii) one or more finished and/or unfinished documents containing the Sunplus Licensed Subject Matter (the materials in (i)-(iii) collectively, the “Permitted Materials”). [***] For the avoidance of doubt, such rights, shall include but not be limited to designing, developing, and/or manufacturing such integrated circuits and/or circuit boards, providing technical support related to such designs and integrated circuits and/or circuit boards to one or more third party entities, making and/or manufacturing such integrated circuits and/or circuit boards and/or having one or more third parties make and/or manufacture such integrated circuits and/or circuit boards, and marketing, distributing through one or more tiers, and/or selling such integrated circuits and/or circuit boards.
(b) [***]
(c) For the seven (7) year period following the Effective Date and subject to the [***] Guidelines, SIMG’s right set forth in Section 2.1 (d) to sublicense the rights set forth in Sections 2.1 (a) through (c) shall be limited to sublicensing such rights to one or more of its wholly or majority-owned subsidiaries, provided that:
(i) in the event that SIMG sublicenses such rights to one or more of its wholly or majority-owned subsidiaries, [***], such sublicense shall be (i) limited to the rights set forth in Sections 2.1 (a) and (b) and (ii) conditioned upon SIMG binding each such sublicensed entity to contractual obligations of confidentiality with respect to the Sunplus confidential information and Sunplus Licensed Subject Matter which are in accordance with the relevant provisions of this Agreement, and;
(ii) in the event that SIMG sublicenses such rights to [***], (ii) conditioned upon SIMG receiving the prior written approval of Sunplus for each such grant of sublicense, such approval not to be unreasonably withheld or delayed, and

Confidential Information of the Parties
***CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
(iii) conditioned upon SIMG binding each such sublicensed subsidiary to contractual obligations of confidentiality with respect to the Sunplus confidential information and Sunplus Licensed Subject Matter which are in accordance with the relevant provisions of this Agreement.
(d) For the seven (7) year period following the Effective Date and subject to the [***] Guidelines, SIMG’s right set forth in Section 2.1 (d) to sublicense the rights set forth in Sections 2.1 (d) shall be limited to sublicensing such rights, in part or whole and subject to the restrictions set forth in this Exhibit B, to one of its wholly or majority-owned subsidiaries whose sole function, primarily for tax purposes, is to hold and/or manage certain assets of SIMG, provided that such subsidiary may in turn sublicense such rights, subject to the applicable restrictions, to one of its wholly or majority-owned subsidiaries that has been established primarily for tax purposes.
2.	YEARS 4-7
As of the fourth anniversary of the Effective Date and subject to the [***] Guidelines, SIMG’ s rights set forth in Sections 2.1 (a) through (c) may be exercised in connection with any one or more of the following [***]: (i) one or more sample integrated circuit designs and/or sample circuit board designs containing the Sunplus Licensed Subject Matter, (ii) one or more finished and/or unfinished sample integrated circuits and/or sample circuit boards containing the Sunplus Licensed Subject Matter, and/or (iii) one or more finished and/or unfinished sample documents containing the Sunplus Licensed Subject Matter.
3.	YEARS 5-7
As of the fifth anniversary of the Effective Date and subject to the [***] Guidelines SIMG’s rights set forth in Sections 2.1 (a) through (c) may be exercised in connection with any one or more of the following, [***]: (i) one or more production integrated circuit designs and/or production circuit board designs containing the Sunplus Licensed Subject Matter, (ii) one or more finished and/or unfinished production integrated circuits and/or production circuit boards containing the Sunplus Licensed Subject Matter, and/or (iii) one or more finished and/or unfinished production documents containing the Sunplus Licensed Subject Matter.
4.	[***] GUIDELINES

[***]

Confidential Information of the Parties
5.	YEARS 7+
As of the seventh anniversary of the Effective Date, the restrictions set forth in this Exhibit B shall terminate in their entirety and be of no further force and effect, and SIMG’s license under Section 2.1 shall be unrestricted and unlimited.
B.	RESTRICTIONS ON LICENSE GRANT TO SUNPLUS (SECTION 2.2)

1.	YEARS 1-7
(a) For the seven (7) year period following the Effective Date, Sunplus’ rights set forth in Sections 2.1(a) through (c) of the Agreement may be exercised only in connection with any one or more of the following: (i) incorporating the SIMG Licensed Subject Matter solely in object code format in one or more finished and/or unfinished consumer products, (ii) using the SIMG Licensed Subject Matter in source code format subject to SIMG’s prior written approval of the specific use and specific source code, provided that SIMG shall use good faith efforts to provide Sunplus with a list of approved source code and authorized uses within thirty (30) days of the Effective Date, and/or (iii) incorporating the SIMG Licensed Subject Matter in one or more finished and/or unfinished documents, provided that such documents do not contain copies, descriptions, or disclosures of the source code versions of any software contained in the SIMG Licensed Subject Matter.
(b) For the seven (7) year period following the Effective Date, Sunplus’ right set forth in Section 2.1 (d), to sublicense the rights set forth in Sections 2.1 (a) through (d) shall be limited to sublicensing the rights set forth in Sections 2.1(a) and (b) to one or more of its wholly or majority-owned subsidiaries for the sole purpose of having such subsidiaries design products as permitted in the preceding paragraph containing the SIMG Licensed Subject Matter provided that (i) Sunplus does not grant to such subsidiaries any license to the SIMG Licensed Subject Matter for any other purpose, and (ii) each subsidiary is subject to contractual obligations of confidentiality with respect to the SIMG confidential information and SIMG Licensed Subject Matter which are in accordance with the relevant provisions of this Agreement.
2.	YEARS 7+
As of the seventh anniversary of the Effective Date, the restrictions set forth in this Exhibit B shall terminate in their entirety and be of no further force and effect, and Sunplus’ license under Section 2.2 shall be unrestricted and unlimited.

Confidential Information of the Parties
***CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
Exhibit C
Third Party Components
SUNPLUS THIRD PARTY COMPONENTS
GENERIC
third-party software and hardware typical to office settings (e.g., Microsoft Word) and/or members of the general integrated circuit industry
HARDWARE

Third Party	Component

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]
SOFTWARE

Third Party	Component

[***]	[***]

[***]	[***]
STANDARDS

Third Party	Component

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Confidential Information of the Parties
***CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Third Party	Component

[***]	[***]

[***]	[***]

[***]	[***]
TOOLS

Third Party	Component

[***]	[***]

[***]	[***]

[***]	[***]

SIMG THIRD PARTY COMPONENTS
GENERIC
     third party software and hardware typical to office settings (e.g. Microsoft Word) and/or members of the general integrated circuit industry
HARDWARE

Third Party	Component

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

SOFTWARE

Third Party	Component

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Confidential Information of the Parties
***CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
STANDARDS

Third Party	Component

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Confidential Information of the Parties
***CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Third Party	Component

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

TOOLS

Third Party	Component

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Exhibit D
Support, Maintenance, and Training Services
1.	Support and Maintenance

During the two-year period starting upon the delivery of the final Sunplus Deliverable (the “Support and Maintenance Period”), Sunplus shall provide to SIMG the following services:

(a)	the provision of fifteen-hundred (1500) person-hours of email, phone, and in-person (at Sunplus facilities in Hsinchu, Taiwan) support, such support to be provided to SIMG on its demand during Sunplus’ working hours (“Support Services”); and,

(b)	the provision, immediately upon availability, of any and all updates, bug fixes, and/or error corrections made by Sunplus to the Licensed Subject Matter (i.e., previously accepted Sunplus Deliverables), such updates, bug fixes, and/or error corrections to be deemed Sunplus Licensed Subject Matter;

provided that in no event shall (i) such services be used by Sunplus, in any manner, to fulfill its obligations hereunder to provide SIMG with the Licensed Subject Matter (e.g., Sunplus may not use such services for purposes of correcting otherwise unacceptable Sunplus Deliverables) and/or (ii) the acceptance of such services by SIMG constitute a waiver of its rights to enforce any breach by Sunplus of any warranty made by Sunplus hereunder (e.g., in the event that Sunplus provides updates, bug fixes, and/or error corrections, the absence of which would constitute a breach of one or more of its warranties). Sunplus shall provide SIMG with any and all Support Services requested by SIMG beyond the number of person-hours specified above, provided that SIMG shall be charged at a rate of USD 200 per hour for such additional Support Services. In the event that SIMG requests in-person on-site support at a site other than Sunplus’ facilities, Sunplus at its discretion shall dispatch personnel to provide such service at such site, and SIMG shall be charged at a rate of USD 200 per hour and bear the expenses and costs incurred by Sunplus arising out of such on-site support.

2.	Training

During the Support and Maintenance Period, Sunplus shall provide SIMG with four discrete training sessions of four days each, provided that (i) each such session will be scheduled at a date and time selected by SIMG, (ii) SIMG shall provide Sunplus with at least three (3) weeks prior notice of such date and time, (iii) the parties shall agree upon the agenda and content of such session, as well as the training materials and teachers to be used, and (iv) each such session will be held at either Sunplus’ facilities in Hsinchu, Taiwan or in the State of Hawaii as mutually agreed upon by the parties.

Exhibit E
Deliverables
1.	Sunplus Deliverables. See Attachment 1.

2.	SIMG Deliverables. See Attachment 2.